UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2024
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2024, Arvinas, Inc., a Delaware corporation (the “Company”), announced the appointment of Noah Berkowitz, M.D., Ph.D., to the role of chief medical officer, effective as of March 18, 2024. Dr. Berkowitz will lead the ongoing clinical development of the Company’s PROTAC® protein degrader programs in oncology and neuroscience.
Dr. Berkowitz has more than 20 years of experience in advancing programs through early and late stages of development, including experience in clinical development, regulatory, and medical affairs. Dr. Berkowitz most recently served as Senior Vice President, Development Unit Head, Hematology, at Bristol-Myers Squibb, a global biopharmaceutical company.
On March 14, 2024, the Company notified Ron Peck, M.D., the Company’s previously serving chief medical officer, of Dr. Berkowitz’s pending appointment and the reassignment of the responsibilities of chief medical officer to Dr. Berkowitz effective as of March 18, 2024. The Company anticipates that Dr. Peck will continue as an employee of the Company until mid-April 2024 for a transition period before leaving to pursue other opportunities. Subject to execution and nonrevocation of a release of claims in the Company’s favor and his continued compliance with his proprietary rights, non-disclosure, developments, non-competition and non-solicitation agreement, Dr. Peck will be entitled to the severance benefits provided under his employment agreement in connection with a termination of his employment without cause or for good reason. These severance benefits include, subject to the terms of his employment agreement, (1) continued payment of his base salary for a period of nine months and (2) payment of the portion of health coverage premiums paid for similarly-situated, active employees who receive the same type of coverage, for a period of up to nine months.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: March 18, 2024	By:	/s/ Randy Teel
Randy Teel Interim Chief Financial Officer